SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TIC Solutions, Inc.
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TIC SOLUTIONS, INC. 2026 Annual Meeting Vote by June 30, 2026 11:59 PM ET BROADRIDGE CORPORATE ISSUER SOLUTIONS TIC SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in TIC SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 1, 2026. T00576 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 17, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 1, 2026 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/TIC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends T00577-P54074 1. Election of Directors 1a. Robert A. E. Franklin For 1b. Sir Martin E. Franklin For 1c. Antoinette C. Bush For 1d. Rory Cullinan For 1e. Elizabeth Meloy Hepding For 1f. Benjamin Heraud For 1g. Peter A. Hochfelder For 1h. James E. Lillie For 1i. Byron Roth For 1j. Talman Pizzey For 1k. Dickerson Wright For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.